Exhibit 99.2

MultiPlan Announces Commencement of Exchange Offers and Consent Solicitations for Outstanding Notes

NEW YORK, NY — December 24, 2024 — MultiPlan Corporation (NYSE: MPLN) (“MultiPlan” or the “Company”), a leading provider of technology and data solutions focused on cost management, improving quality and transparency in healthcare, today announced a comprehensive refinancing to extend the maturities of its entire debt capital structure.

“Our top priority is investing in our business to drive MultiPlan’s organic growth. This refinancing extends our debt maturities and will ensure that our capital structure enables us to operate as efficiently and sustainably as possible,” said Travis Dalton, Chief Executive Officer of MultiPlan. “We’re grateful for the broad-based backing from investors who support our Vision 2030 transformation plan and contributed to this attractive refinancing. This successful outcome will help our leadership team execute our transformation into a data and technology-forward company focused on cost management, improving quality and transparency in healthcare.”

On December 23, 2024, MultiPlan entered into an agreement (the “Transaction Support Agreement”) with certain ad hoc groups of noteholders and lenders collectively beneficially owning (i) approximately 72% of the outstanding aggregate principal amount of 5.50% Senior Secured Notes due 2028 issued by MPH Acquisition Holdings LLC (“MPH”) (the “Existing Secured Notes”), (ii) approximately 89% of the outstanding aggregate principal amount of 5.750% Senior Notes due 2028 issued by MPH (the “Existing Unsecured Notes”), (iii) approximately 94% of the outstanding aggregate principal amount of 6.00% / 7.00% Convertible Senior PIK Toggle Notes due 2027 issued by MultiPlan (the “Existing Convertible Notes,” and, collectively with the Existing Secured Notes and the Existing Unsecured Notes, the “Old Notes”), (iv) 100% of lenders holding the existing Revolving Credit Commitments (the “Existing Revolving Credit Commitments”) under and as defined in that certain Credit Agreement, dated as of August 24, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Existing First Lien Credit Agreement”), by and among MPH, as borrower, MPH Acquisition Corp 1, the co-obligors from time to time party thereto, the lenders from time to time party thereto, and Goldman Sachs Lending Partners LLC, as administrative agent, collateral agent, swingline lender and a letter of credit issuer and (v) approximately 60% of MPH’s existing Term Loans (the “Existing Term Loans,” and together with the Old Notes, the “Existing Indebtedness”) under and as defined in the Existing First Lien Credit Agreement.

Commencement of the Exchange Offers and Consent Solicitations

As part of the transactions contemplated pursuant to the Transaction Support Agreement (the “Transactions”), MultiPlan and MPH have commenced separate offers to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”) (i) the Existing Secured Notes for a portion of (a) new “first-out” first lien term loans to be issued by MPH (the “New First-Out First Lien Term Loans”), (b) new “second-out” 6.50% cash & 5.00% PIK first lien notes due 2030 to be issued by MPH (the “New Second-Out First Lien A Notes”) and (c) new “second-out” 5.75% first lien notes due 2030 to be issued by MPH (the “New Second-Out First Lien B Notes” and, together with the New Second-Out First Lien A Notes, the “New Second-Out First Lien Notes”) (collectively, the “Existing Secured Notes Exchange Offer”); (ii) the Existing Unsecured Notes for a portion of (a) New Second-Out First Lien A Notes, (b) New Second-Out First Lien B Notes and (c) new “third-out” 6.00% cash & 0.75% PIK first lien notes due 2031 to be issued by MPH (the “New Third-Out First Lien A Notes”) (collectively, the “Existing Unsecured Notes Exchange Offer”); (iii) the Existing Convertible Notes for a portion of (a) New Second-Out First Lien A Notes, (b) New Second-Out First Lien B Notes and (c) new “third-out” 6.00% cash & 0.75% PIK first lien notes due 2031 to be issued by MultiPlan (the “New Third-Out First Lien B Notes” and, together with the New Third-Out First Lien A Notes, the “New Third-Out First Lien Notes” and, such New Third-Out First Lien Notes and New Second-Out First Lien Notes, collectively, the “New Notes”) (collectively, the “Existing Convertible Notes Exchange Offer”); and (iv) the Existing Term Loans for a portion of (a) New First-Out First Lien Term Loans and (b) new “second-out” first lien term loans, with such new term loans maturing in 2030 (the “New Second-Out First Lien Term Loans”) (collectively, the “Existing Term Loans Exchange Offer”), in each case (as applicable), upon the terms and subject to the conditions described in a confidential exchange offer memorandum and consent solicitation statement distributed on December 24, 2024 (as it may be supplemented and amended from time to time, the “Offering Memorandum”) or upon the terms and subject to the conditions described in a notice and instruction form distributed on December 24, 2024 (as it may be supplemented and amended from time to time, the “Notice and Instruction Form”). References to “New Debt” in this press release refer to the New First-Out First Lien Term Loans, the New Second-Out First Lien Term Loans and the New Notes. The New Third-Out First Lien A Notes and the New Third-Out First Lien B Notes will be secured equally and ratably on the same collateral, will be pari passu and will otherwise have identical payment priority, collateral priority and economic terms, notwithstanding that they will be issued by separate issuers.

Simultaneously with the Exchange Offers, MultiPlan announced that MultiPlan and MPH, as applicable, are soliciting consents (with respect to the Existing Term Loans, the Existing Revolving Commitments and each series of Old Notes, a “Consent Solicitation” and, collectively, the “Consent Solicitations”), with respect to the Old Notes, on the terms and subject to the conditions set forth in the Offering Memorandum, (with respect to each series of Old Notes, a “Note Consent” and, collectively, the “Note Consents”) from Eligible Holders (as defined below) of such series of Old Notes to adopt certain proposed amendments (the “Old Notes Proposed Amendments”) to the indentures governing the Old Notes (collectively, the “Old Notes Indentures”) and, with respect to the Existing Term Loans and the Existing Revolving Credit Commitments, on the terms and subject to the conditions set forth in the Notice and Instruction Form (a “Loan Consent” and, collectively, the “Loan Consents,” and together with the Notes Consents, the “Consents”) from Eligible Holders of such Existing Term Loans and/or Existing Revolving Credit Commitments to adopt certain proposed amendments (the “Existing First Lien Credit Agreement Proposed Amendments”). The Old Notes Proposed Amendments would eliminate substantially all of the restrictive covenants as well as certain events of default and related provisions and definitions in the Old Notes Indentures as further set forth in the Offering Memorandum. The Old Notes Proposed Amendments with respect to the Existing Convertible Notes would also amend the definition of “Fundamental Change” as set forth in the Offering Memorandum if consents from holders of at least 75% of the outstanding principal amount of the Existing Convertible Notes are received. The Old Notes Proposed Amendments with respect to the Existing Secured Notes would also release all of the collateral securing the Existing Secured Notes if consents from holders of at least 66 2/3% of the outstanding principal amount of the Existing Secured Notes are received. The Existing First Lien Credit Agreement Proposed Amendments would eliminate substantially all covenants, certain default provisions, and substantially all representations and warranties in the Existing First Lien Credit Agreement, as well as release certain of the collateral and guarantors thereunder, which would have the effect of releasing (i) the same guarantors under the indentures governing the Existing Secured Notes and the Existing Unsecured Notes and (ii) the same collateral securing the Existing Secured Notes.

The following table describes certain terms of the Exchange Offers and summarizes the consideration for each $1,000 principal amount of Old Notes and Existing Term Loans tendered in the Exchange Offers:

Title of Old Notes / Loans	Issuer	CUSIP No./ISIN	Aggregate Outstanding Principal Amount	Exchange Consideration (which includes consideration for accompanying Consents delivered pursuant to the Consent Solicitations)
5.50% Senior Secured Notes due 2028	MPH	553283 AD4 / US553283AD43 (Rule 144A) U6203K AE4 / USU6203KAE48 (Regulation S)	$1,050,000,000	$1,000 of New Debt consisting of New First-Out First Lien Term Loans, New Second-Out First Lien A Notes and New Second-Out First Lien B Notes, in each case, issued by MPH(1)
5.750% Senior Notes due 2028	MPH	553283 AC6 / US553283AC69 (Rule 144A) U6203K AD6 / USU6203KAD64 (Regulation S)	$979,827,000	$1,000 of New Debt consisting of New Second-Out First Lien A Notes, New Second-Out First Lien B Notes and New Third-Out First Lien A Notes, in each case, issued by MPH(2)
6.00% / 7.00% Convertible Senior PIK Toggle Notes due 2027	MultiPlan	17144CAB0 / US17144CAB00 (Rule 144A)	$1,253,890,000	$1,000 of New Debt consisting of New Second-Out First Lien A Notes issued by MPH, New Second-Out First Lien B Notes issued by MPH and New Third-Out First Lien B Notes issued by MultiPlan(3)
Existing Term Loans	MPH	N/A	$1,281,937,500(4)	$1,000 of New Debt consisting of New First-Out First Lien Term Loans issued by MPH and New Second-Out First Lien Term Loans issued by MPH (5)

(1)	The maximum aggregate principal amount of New First-Out First Lien Term Loans and New Second-Out First Lien A Notes that may be issued in exchange for the $1,050,000,000 aggregate principal amount of Existing Secured Notes in the Exchange Offer is equal to $187,005,000 and $294,000,000, respectively (each such maximum principal amount, such series’ “Secured Notes Maximum Exchange Amount”). The consummation of the Existing Secured Notes Exchange Offer is conditioned upon the participation by holders of a majority in aggregate principal amount of the Existing Secured Notes; accordingly, upon consummation of the Existing Secured Notes Exchange Offer, the amount of Existing Secured Notes tendered in the Exchange Offer will exceed the sum of (i) the Secured Notes Maximum Exchange Amount with respect to the New First-Out First Lien Term Loans plus (ii) the Secured Notes Maximum Exchange Amount with respect to the New Second-Out First Lien A Notes. Assuming 100% participation by holders of Existing Secured Notes, for each $1,000 principal amount of Existing Secured Notes validly tendered, Eligible Holders of the Existing Secured Notes (the “Secured Noteholder”) participating in the Existing Secured Notes Exchange Offer will receive $178.10 of New First-Out First Lien Term Loans, $280.00 of New Second-Out First Lien A Notes and $541.90 of New Second-Out First Lien B Notes. Assuming less than 100% participation by holders of Existing Secured Notes, first (x) the amount of New First-Out First Lien Term Loans each participating Secured Noteholder will receive will be increased on a Pro Rata (as defined below) basis and the amount of New Second-Out First Lien B Notes each participating Secured Noteholder will receive will be decreased on a Pro Rata basis until the aggregate amount of New First-Out First Lien Term Loans to be issued to all participating Secured Noteholders equals the Secured Notes Maximum Exchange Amount with respect to New First-Out First Lien Term Loans, after which (y) the amount of New Second-Out First Lien A Notes each participating Secured Noteholder will receive will be increased on a Pro Rata basis and the amount of New Second-Out First Lien B Notes each participating Secured Noteholder will receive will be decreased on a Pro Rata basis until the aggregate amount of New Second-Out First Lien A Notes to be issued to all participating Secured Noteholders equals the Secured Notes Maximum Exchange Amount with respect to the New Second-Out First Lien A Notes.

(2)	The maximum aggregate principal amount of New Second-Out First Lien A Notes and New Second-Out First Lien B Notes that may be issued in exchange for the $979,827,000 aggregate principal amount of Existing Unsecured Notes in the Exchange Offer is equal to $134,275,492 and $87,733,710, respectively (each such maximum principal amount, such series’ “Unsecured Notes Maximum Exchange Amount”). The consummation of the Existing Unsecured Notes Exchange Offer is conditioned upon the participation by holders of a majority in aggregate principal amount of the Existing Unsecured Notes; accordingly, upon consummation of the Existing Unsecured Notes Exchange Offer, the amount of Existing Unsecured Notes tendered in the Exchange Offer will exceed the sum of (i) the Unsecured Notes Maximum Exchange Amount with respect to the New Second-Out First Lien A Notes plus (ii) the Unsecured Notes Maximum Exchange Amount with respect to the New Second-Out First Lien B Notes. Assuming 100% participation by holders of Existing Unsecured Notes, for each $1,000 principal amount of Existing Unsecured Notes validly tendered, Eligible Holders of the Existing Unsecured Notes (the “Unsecured Noteholder”) participating in the Existing Unsecured Notes Exchange Offer will receive $137.04 of New Second-Out First Lien A Notes, $89.54 of New Second-Out First Lien B Notes and $773.42 of New Third-Out First Lien A Notes. Assuming less than 100% participation by holders of Existing Unsecured Notes, first (x) the amount of New Second-Out First Lien A Notes each participating Unsecured Noteholder will receive will be increased on a Pro Rata basis and the amount of New Third-Out First Lien A Notes that each participating Unsecured Noteholder will receive will be decreased on a Pro Rata basis until the aggregate amount of New Second-Out First Lien A Notes to be issued to all participating Unsecured Noteholders equals the Unsecured Notes Maximum Exchange Amount with respect to the New Second-Out First Lien A Notes, after which (y) the amount of New Second-Out First Lien B Notes each participating Unsecured Noteholder will receive will be increased on a Pro Rata basis and the amount of New Third-Out First Lien A Notes each participating Unsecured Noteholder will receive will be decreased on a Pro Rata basis until the aggregate amount of New Second-Out First Lien B Notes to be issued to all participating Unsecured Noteholders equals the Unsecured Notes Maximum Exchange Amount with respect to the New Second-Out First Lien B Notes.

(3)	The maximum aggregate principal amount of New Second-Out First Lien A Notes and New Second-Out First Lien B Notes that may be issued in exchange for the $1,253,890,000 aggregate principal amount of Existing Convertible Notes in the Exchange Offer is equal to $171,833,086 and $112,273,311, respectively (each such maximum principal amount, such series’ “Convertible Notes Maximum Exchange Amount” and, together with the Secured Notes Maximum Exchange Amount and the Unsecured Notes Maximum Exchange Amount, the “Maximum Exchange Amount”). The consummation of the Existing Convertible Notes Exchange Offer is conditioned upon the participation by holders of a majority in aggregate principal amount of the Existing Convertible Notes; accordingly, upon consummation of the Existing Convertible Notes Exchange Offer, the amount of Existing Convertible Notes tendered in the Exchange Offer will exceed the sum of (i) Convertible Notes Maximum Exchange Amount with respect to the New Second-Out First Lien A Notes plus (ii) the Convertible Notes Maximum Exchange Amount with respect to the New Second-Out First Lien B Notes. Assuming 100% participation by holders of Existing Convertible Notes, for each $1,000 principal amount of Existing Convertible Notes validly tendered, Eligible Holders of the Existing Convertible Notes (“Convertible Noteholder”) participating in the Existing Convertible Notes Exchange Offer will receive $137.04 of New Second-Out First Lien A Notes, $89.54 of New Second-Out First Lien B Notes and $773.42 of New Third-Out First Lien B Notes. Assuming less than 100% participation by holders of Existing Convertible Notes, first (x) the amount of New Second-Out First Lien A Notes each participating Convertible Noteholder will receive will be increased on a Pro Rata basis and the amount of New Third-Out First Lien B Notes each participating Convertible Noteholder will receive will be decreased on a Pro Rata basis until the aggregate amount of New Second-Out First Lien A Notes to be issued to all participating Convertible Noteholders equals the Convertible Notes Maximum Exchange Amount with respect to the New Second-Out First Lien A Notes, after which (y) the amount of New Second-Out First Lien B Notes each participating Convertible Noteholder will receive will be increased on a Pro Rata basis and the amount of New Third-Out First Lien B Notes each participating Convertible Noteholder will receive will be decreased on a Pro Rata basis until the aggregate amount of New Second-Out First Lien B Notes to be issued to all participating Convertible Noteholders equals the Convertible Notes Maximum Exchange Amount with respect to the New Second-Out First Lien B Notes.

(4)	Amount reflects $1,285,250,000 of Existing Term Loans outstanding as of the date of this release, minus the $3,312,500 amortization payment to be paid on December 31, 2024.

(5)	The maximum aggregate principal amount of New First-Out First Lien Term Loans and New Second-Out First Lien Term Loans that may be issued in exchange for the $1,281,937,500 aggregate principal amount of Existing Term Loans in the Existing Term Loans Exchange Offer is equal to $138,000,572 and $1,143,936,928, respectively (each such maximum principal amount, such class’s “New First Lien Term Loan Maximum Exchange Amount”, and together with the Secured Notes Maximum Exchange Amount, the Unsecured Notes Maximum Exchange Amount and the Convertible Notes Maximum Exchange Amount, the “Maximum Exchange Amount”). The consummation of the Existing Term Loans Exchange Offer is conditioned upon the participation by holders of a majority in aggregate principal amount of the Existing Term Loans; accordingly, upon consummation of the Existing Term Loans Exchange Offer, the amount of Existing Term Loans tendered in the Exchange Offer will exceed the New First Lien Term Loan Maximum Exchange Amount with respect to the New First-Out First Lien Term Loans. Assuming 100% participation by holders of Existing Term Loans and after giving effect to the amortization prepayment of $3,312,500 of Existing Term Loans to be paid on December 31, 2024, for each $1,000 principal amount of Existing Term Loans validly tendered, Eligible Holders of the Existing Term Loans (the “Existing Term Lender”) participating in the Existing Term Loans Exchange Offer will receive $107.65 of New First-Out First Lien Term Loans and $892.35 of New Second-Out First Lien Term Loans. Assuming less than 100% participation by holders of Existing Term Loans, the amount of New First-Out First Lien Term Loans each participating Existing Term Lender will receive will be increased on a Pro Rata basis and the amount of New Second-Out First Lien Term Loans each participating Existing Term Lender will receive will be decreased on a Pro Rata basis until the aggregate amount of New First-Out First Lien Term Loans to be issued to all participating Existing Term Lenders equals the New First Lien Term Loan Maximum Exchange Amount with respect to New First-Out First Lien Term Loans.

The Secured Noteholders, the Unsecured Noteholders and the Convertible Noteholders are collectively referred to in this press release as each, an “Existing Noteholder” and collectively, the “Existing Noteholders.” For purposes of clauses (1)—(4) above, “Pro Rata” means, with respect to each participating Existing Noteholder’s and each participating Existing Term Lender’s applicable series of Existing Indebtedness (i) the amount of such Existing Noteholder’s or Existing Term Lender’s holdings of the applicable series of Existing Indebtedness, divided by (ii) the aggregate outstanding amount of the applicable series of Old Notes held by all participating Existing Noteholders or Existing Term Lenders, as applicable.

We reserve the right to increase the Maximum Exchange Amount in any Exchange Offer in our sole discretion without extending the Withdrawal Deadline (as defined herein) or otherwise reinstating withdrawal rights, subject to compliance with applicable law and the terms of our outstanding indebtedness.

In addition to the consideration described in the table above, MPH and/or MultiPlan, as applicable, will pay in cash accrued and unpaid interest on the Old Notes and the Existing Term Loans accepted in the Exchange Offers from the applicable latest interest payment date to, but not including, the settlement date of the Exchange Offers (the “Settlement Date”). Interest on the New Debt will accrue from the date of first issuance of the New Debt.

The New First-Out First Lien Term Loans will bear interest at a rate per annum equal to SOFR + 3.75%, paid in cash. The New Second-Out First Lien Term Loans will bear interest at a rate per annum equal to SOFR + 4.60%, paid in cash, plus a credit spread adjustment consistent with the Existing First Lien Credit Agreement. Loans under the new revolving credit facility to be entered into in connection with the Transactions (the “New Revolving Credit Facility”) will bear interest at a rate per annum equal to SOFR + 3.75%, paid in cash. The New Second-Out First Lien A Notes will bear interest at a rate per annum equal to 6.50%, paid in cash, plus 5.00% paid in PIK interest, payable semi-annually on January 30 and July 30, commencing on July 30, 2025. The New Second-Out First Lien B Notes will bear interest at a rate equal to 5.75% per annum, payable semi-annually in cash on January 30 and July 30, commencing on July 30, 2025. The New Third-Out First Lien Notes will bear interest at a rate per annum equal to 6.00% paid in cash plus 0.75% paid in PIK interest, payable semi-annually on January 30 and July 30, commencing on July 30, 2025.

The New First-Out First Lien Term Loans, the New Second-Out First Lien Term Loans, the New Revolving Credit Facility, the New Second-Out First Lien Notes and the New Third-Out First Lien A Notes will be guaranteed, jointly and severally, on a first lien senior secured basis by MultiPlan, Polaris Parent LLC (“Polaris Parent”), Polaris Intermediate Corp. (“Polaris Intermediate”) and certain other direct and indirect wholly owned domestic restricted subsidiaries of MultiPlan. The New Third-Out First Lien B Notes will be guaranteed, jointly and severally, on a first lien senior secured basis by MPH and the same direct and indirect subsidiaries of MultiPlan that guarantee the New First-Out First Lien Term Loans, the New Second-Out First Lien Term Loans, the New Revolving Credit Facility, the New Second-Out First Lien Notes and the New Third-Out First Lien A Notes. The New First-Out First Lien Term Loans, the New Revolving Credit Facility and the related guarantees will be MPH’s and the guarantors’ senior secured obligations and will be senior in right of payment to MPH’s New Second-Out First Lien Term Loans, the New Notes, the Old Notes and any future subordinated indebtedness of MultiPlan or MPH, as applicable, and the guarantors, subject to certain exceptions set forth in the Offering Memorandum and the Notice and Instruction Form. The New Second-Out First Lien A Notes, the New Second-Out First Lien B Notes and the related guarantees will be MPH’s and the guarantors’ senior secured obligations and will be secured on a senior basis equally and ratably with all of MPH’s and the guarantors’ other existing and future first priority senior secured indebtedness, including that certain Super Senior Credit Agreement, to be dated as of the Settlement Date (the “New First Lien Credit Agreement”), subject to certain exceptions set forth in the Offering Memorandum. The New Third-Out First Lien Notes and the related guarantees will be MultiPlan’s or MPH’s, as applicable, and the guarantors’ senior secured obligations and will be secured on a senior basis equally and ratably with all of MultiPlan’s or MPH’s, as applicable, and the guarantors’ other existing and future first priority senior secured indebtedness, including the New First Lien Credit Agreement, subject to certain exceptions set forth in the Offering Memorandum. The New Debt and the New Revolving Credit Facility and the related guarantees will be secured by a first-priority security interest (subject to permitted liens) in substantially all of the existing and future assets of MultiPlan, Polaris Parent, Polaris Intermediate, MPH and the other guarantors, subject to certain limitations and exceptions as set forth in the Offering Memorandum and the Notice and Instruction Form, and such collateral package shall be identical for all of the New Debt and the New Revolving Credit Facility.

Each Exchange Offer and Consent Solicitation will expire at 5:00 p.m., New York City time, on January 24, 2025, or any other date and time to which MultiPlan or MPH, as applicable, extend such date and time in their sole discretion (such date and time for such Exchange Offer and Consent Solicitation, as each may be extended, the “Expiration Time”), unless earlier terminated. To be eligible to receive the exchange consideration set forth in the table above in the applicable Exchange Offer and Consent Solicitation, Eligible Holders must validly tender (and not validly withdraw) their Old Notes and the Existing Term Loans at or prior to the Expiration Time. Rights to withdraw tendered Old Notes and Existing Term Loans and revoke Consents will terminate at 5:00 p.m., New York City time, on January 24, 2025, unless extended (such time and date as it may be extended, the “Withdrawal Deadline”), except for certain limited circumstances where additional withdrawal rights are required by law.

Each Exchange Offer and Consent Solicitation is a separate offer and solicitation and each may be individually amended, extended, terminated or withdrawn, subject to certain conditions and applicable law, at any time in MultiPlan’s or MPH’s, as applicable, reasonable discretion, and without amending, extending, terminating or withdrawing any other Exchange Offer or Consent Solicitation. The Expiration Time with respect to the Exchange Offers and Consent Solicitations can be extended independently of the Withdrawal Deadline for the Exchange Offers and Consent Solicitations.

The consummation of each of the Exchange Offers and the Consent Solicitations is subject to, and conditioned upon, the satisfaction or waiver by MultiPlan or MPH, as applicable, of certain conditions as set forth in the Offering Memorandum and the Notice and Instruction Form, as applicable, and the Transaction Support Agreement. Subject to applicable law, MultiPlan or MPH, as applicable, may amend, extend, terminate or withdraw one of the Exchange Offers and related Consent Solicitation without amending, extending, terminating or withdrawing the other, at any time if any of the conditions set forth under “Conditions to the Exchange Offers and the Consent Solicitations” in the Offering Memorandum or the conditions set forth in the Notice and Instruction Form with respect to the applicable Exchange Offer is not satisfied as determined by MultiPlan or MPH, as applicable, in their reasonable discretion.

The Exchange Offers and Consent Solicitations are being made, and the New Debt is only being offered, to holders of Old Notes who are either (a) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (b) not “U.S. persons,” as defined in Regulation S who agree to purchase the New Notes outside of the United States and who are otherwise in compliance with the requirements of Regulation S under the Securities Act. A person in, or subject to the securities laws of any province or territory of Canada, must be both an “accredited investor” and a “permitted client”, as such terms are defined under Canadian securities laws in order to be eligible to participate in the Exchange Offers. Only eligible holders who have properly completed and returned the eligibility letter are authorized to receive and review the Offering Memorandum. Only eligible holders who have properly completed and returned the Notice and Instruction Form are authorized to participate in the Existing Term Loans Exchange Offer. Only eligible holders of Old Notes who have certified that they have reviewed the Offering Memorandum, including any appendix attached thereto and any information incorporated by reference therein, are eligible to participate in the Exchange Offers and Consent Solicitations pursuant to at least one of the foregoing conditions and only eligible holders of the Existing Term Loans who have completed and returned the Notice and Instruction Form in accordance with the terms set forth therein are eligible to participate in the applicable Exchange Offer and Consent Solicitation, and such eligible holders are referred to as “Eligible Holders.” Eligible Holders may go to https://epiqworkflow.com/cases/MultiplanEligibility to confirm their eligibility.

Full details of the terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and the Notice and Instruction Form. The Exchange Offers and Consent Solicitations are only being made pursuant to, and the information in this press release is qualified in its entirety by reference to, the Offering Memorandum, which is being made available to Eligible Holders of the Old Notes, and the Notice and Instruction Form, which is being made available to Eligible Holders of the Existing Term Loans. Eligible Holders of the Old Notes are encouraged to read the Offering Memorandum, as it contains important information regarding the Exchange Offers and Consent Solicitations. Eligible Holders of the Existing Term Loans are encouraged to read the Notice and Instruction Form, as it contains important information regarding the Exchange Offers and Consent Solicitations.

Requests for the eligibility letter related to the Offering Memorandum may be directed to Epiq Corporate Restructuring, LLC, the exchange agent and information agent for the Exchange Offers by email at registration@epiqglobal.com (with reference to “MultiPlan” in the subject line).

None of the Company or its affiliates, or any of their respective officers, board of directors, members or managers, the exchange agent, the information agent, the Old Notes trustees, the New Notes trustees, the Existing Secured Notes collateral agent, the New Notes collateral agents and the administrative agent and collateral agent under the New First Lien Credit Agreement and the Existing First Lien Credit Agreement is making any recommendation as to whether Eligible Holders should tender any Old Notes and/or Existing Term Loans in response to the Exchange Offers or deliver Consents in response to the Consent Solicitations, and no one has been authorized by any of them to make such a recommendation. Eligible Holders must make their own decision as to whether to tender their Old Notes and/or Existing Term Loans and deliver Consents and, if so, the principal amount of Old Notes and/or Existing Term Loans as to which action is to be taken.

The Exchange Offers are not being made to Eligible Holders of the Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the Exchange Offers are required to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of MultiPlan and MPH by one or more registered brokers or dealers that are licensed under the laws of such jurisdiction. The New Notes have not been and will not be registered under the Securities Act, or any state securities laws and may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

No Offer or Solicitation

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Old Notes or the New Notes in the United States and shall not constitute an offer, solicitation or sale of the New Notes in any jurisdiction where such offering or sale would be unlawful. There shall not be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About MultiPlan

MultiPlan is committed to bending the cost curve in healthcare by delivering transparency, fairness, and affordability to the US healthcare system. Our focus is on identifying medical savings, helping to lower out-of-pocket costs, and reducing or eliminating balance billing for healthcare consumers. Leveraging sophisticated technology, data analytics, and a team rich with industry experience, MultiPlan interprets clients’ needs and customizes innovative solutions that combine its payment and revenue integrity, network-based, data and decision science, and analytics-based services. MultiPlan delivers value to more than 700 healthcare payors, over 100,000 employers, 60 million consumers, and 1.4 million contracted providers. For more information, visit multiplan.com.

Forward Looking Statements

This press release includes statements that express our management’s opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release. Such forward-looking statements are based on available current market information and management’s expectations, beliefs and forecasts concerning future events impacting the business. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that these forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include: our ability to consummate the Exchange Offers, the Consent Solicitations and the other Transactions; our ability to execute and realize the expected benefits of the Transactions; the impact of the Transactions on the market price of our securities; litigation, including the outcome of any legal proceedings that may be instituted against us or others relating to the Transactions; diversion of our management’s attention away from our business on account of the Transactions; our ability to raise additional capital in the future; the risk that an insufficient number of Eligible Holders participate in the Exchange Offers; if the Transactions are not consummated, the potential delays and significant costs of alternative transactions, which may not be available to us on acceptable terms, or at all, which in turn may impact our ability to continue as a going concern; the adverse impact of failing to consummate the Transactions or otherwise deleveraging on our financial condition, business prospects and the market price of our securities; loss of our clients, particularly our largest clients; interruptions or security breaches of our information technology systems and other cybersecurity attacks; the impact of reduced claims volumes resulting from a nationwide outage by a vendor used by our clients; the ability to achieve the goals of our strategic plans and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; our ability to enter new lines of business and broaden the scope of our services; the loss of key members of management team or inability to maintain sufficient qualified personnel; our ability to continue to attract, motivate and retain a large number of skilled employees, and adapt to the effects of inflationary pressure on wages; trends in the U.S. healthcare system, including recent trends of unknown duration of reduced healthcare utilization and increased patient financial responsibility for services; effects of competition; effects of pricing pressure; our ability to identify, complete and successfully integrate acquisitions; the inability of our clients to pay for our services; changes in our industry and industry standards and technology; our ability to protect proprietary information, processes and applications; our ability to maintain the licenses or right of use for the software we use; our inability to expand our network infrastructure; our ability to obtain additional financing; our ability to pay interest and principal on our notes and other indebtedness; lowering or withdrawal of our credit ratings; adverse outcomes related to litigation or governmental proceedings; inability to preserve or increase our market share or the size of our PPO networks; decreases in discounts from providers; pressure to limit access to preferred provider networks; the loss of our existing relationships with providers; changes in our regulatory environment, including healthcare law and regulations; the expansion of privacy and security laws; heightened enforcement activity by government agencies; the possibility that we may be adversely affected by other political economic, business and/or competitive factors; changes in accounting principles or the incurrence of impairment charges our ability to remediate any material weaknesses or maintain effective internal controls over financial reporting; other factors disclosed in our Securities and Exchange Commission (“SEC”) filings from time to time, including, without limitation, those factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our filings with the SEC; and other factors beyond our control. Additionally, there can be no assurances that the Transactions, the Exchange Offers and the Consent Solicitations will be successfully consummated as they remain subject to the satisfaction of certain conditions precedent. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

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